EATON VANCE VT WORLDWIDE HEALTH SCIENCES                AS OF DECEMBER 31, 2001
MANAGEMENT DISCUSSION

[PHOTO OF SAMUEL D. ISALY PORTFOLIO MANGER]

AN INTERVIEW WITH SAMUEL D. ISALY, PRESIDENT, ORBIMED ADVISORS, INC., INVESTMENT ADVISER TO VT WORLDWIDE HEALTH SCIENCES FUND

Q: Sam, what can you tell us about the Fund's performance for the year ended December 31, 2001?

A: Eaton Vance VT Worldwide Health Sciences Fund shares had a total return of 15.90% during the period from inception on May 1, 2001, to December 31, 2001. That return was the result of an increase in net asset value per share (NAV) from $10.00 on May 1, 2001 to $11.59 on December 31, 2001. (1)

     Overall, it was a difficult macroeconomic environment in 2001, but the Fund performed well against its competitors and benchmark indexes. Comparable index returns are only available at month-end, but to put the Fund's performance in context, the S&P 500 Index (2) had a return of -7.23% during the period from April 30, 2001 to December 31, 2001, while the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) had a return of -14.88% for the same period.(2) Our peer group, the Lipper Health/Biotechnology Fund Classification Average, had a return of 3.31% for the period from April 30, 2001 to December 31, 2001.(2)

     Health and biotech stocks were generally caught up in the "tech" correction, but the same fundamentals that drove advances in 2000 continued in 2001. In my opinion, these fundamentals are what can drive health and biotech to dominate the market over the next decade, just as technology stocks did in the 1990s.

Q: What are some of the fundamental attributes of health and biotech stocks that lead you to this opinion?

A: There are currently more new drugs coming out of biotech companies than ever before. Because of this innovation, billions of dollars in funding have poured into the industry, giving the sector a stronger financial base than it has experienced in the past. These new drugs come from what we call "discovery" companies, which constitute a significant portion of our portfolio. The other component of the portfolio is "distribution" companies, the companies that bring these new products to market. Our team of 12 analysts, several of whom hold Ph.D.'s in scientific disciplines, evaluate the viability of these companies. Through both scientific and financial analysis, we have been able to narrow an investment universe of around 500 companies to an average of about 30 holdings in our portfolio.


FUND INFORMATION
AS OF DECEMBER 31, 2001

PERFORMANCE(1)
--------------------------------
SEC AVERAGE ANNUAL TOTAL RETURNS
--------------------------------
Life of Fund+             15.90%

+    Inception Date - 5/1/01

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

(2)  It is not possible to invest in an Index.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Q:   Sam, what are your thoughts about the outlook for the Fund going forward?

A: I would reaffirm my long-term outlook for the health sciences industry as bullish. Many companies in our portfolio are generating strong profits, and our investment style and focus remain unchanged. The near-to-intermediate outlook is also sound, but is somewhat diminished as a result of the World Trade Center disaster and other developments. The Fund should not feel any impact specifically due to the WTC attacks, but we would be vulnerable to a corresponding decline in worldwide market and economic conditions. In addition, there are ripple effects, such as the disruption in distribution that will hit every industry, including biotechnology and pharmaceuticals, which are otherwise considered "defensive stocks;" that is to say, less vulnerable to an economic slowdown. While the Fund's holdings in generally defensive industries can help make it less sensitive to market volatility, it is not insensitive to a deterioration in economic conditions.

     In addition, the FDA has not had a commissioner since President Bush was elected, so that agency has seemed somewhat adrift, resulting in excess caution, unexpected disapprovals of some drugs, and delays in the development of others. However, we believe that the appointment of a new FDA commissioner will occur during the first half of 2002 and will invigorate the FDA.

     Also on a positive note, late in the year, a series of exciting mergers was announced in the biotechnology industry: Millennium/Cor, Amgen/Immunex, and MedImmune/Aviron. Rationales for the mergers were similar: to augment product pipeline gaps and build critical mass in sales infrastructure. In 2002, we expect such consolidation to continue.

     Finally, while the year 2001 was not a strong one for pharmaceutical company share price performance, these companies generally performed well on a fundamental basis. As a result, pharmaceutical companies currently appear inexpensive in comparison to market earnings multiples. We think this could provide a platform for strong share price performance in 2002.

     We believe that the long-term prospects for the sector remain undiminished
     - there are few other sectors that can currently make the same claim. We further believe that we are well-positioned in attractively growing worldwide companies, and that we are well equipped to take advantage of the many investment opportunities available.

TEN LARGEST HOLDINGS +
As a percentage of total net assets

     Pfizer, Inc.                      4.8%
     Novartis AG                       4.1
     Altana AG                         4.0
     American Home Products Corp.      3.9
     Pharmacia Corp.                   3.6
     Amgen, Inc.                       3.6
     Sepracor, Inc.                    3.5
     Enzon, Inc.                       3.4
     Serono SA, Class B                3.3
     Genentech, Inc.                   3.3

+ Ten Largest Holdings and Fund Distributions are subject to change due to active management. Ten largest holdings accounted for 37.5% of the Fund's total net assets.

FUND DISTRIBUTION +
As a percentage of total net assets

MAJOR CAPITALIZATION - NORTH AMERICA              34.59%
SPECIALTY CAPITALIZATION - NORTH AMERICA          23.45%
MAJOR CAPITALIZATION - EUROPE                     14.61%
      Major Capitalization - Far East              6.43%
      Specialty Capitalization - Far East          1.98%
      Specialty Capitalization - Europe            1.79%

[CHART]
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND VS. THE STANDARD & POOR'S 500 AND EAFE INDEXES*

MAY 1, 2001 - DECEMBER 31, 2001


                       EATON VANCE VT
                      WORLDWIDE HEALTH
       DATE             SCIENCES FUND     S&P 500 INDEX      EAFE INDEX
      5/2/2001            $10,000           $10,000            $10,000
     6/30/2001            $10,020            $9,757             $9,591
     7/31/2001            $10,040            $9,661             $9,417
     8/31/2001            $10,050            $9,056             $9,178
     9/30/2001            $10,360            $8,325             $8,248
    10/31/2001            $10,880            $8,484             $8,460
    11/30/2001            $11,440            $9,135             $8,771
    12/31/2001            $11,600            $9,215             $8,824


PERFORMANCE +
--------------------------------
SEC AVERAGE ANNUAL TOTAL RETURNS
--------------------------------
Life of Fund **           15.90%

**Inception Date - 5/1/01


* Source: Lipper Inc.; TowersData, Bethesda, MD. Investment operations commenced 5/1/01. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The performance chart above compares the Fund's total return with that of broad-based securities market Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index
     - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 82.92%

                                                                  PERCENTAGE OF
SECURITY                                  SHARES    VALUE         NET ASSETS
-------------------------------------------------------------------------------
Major Capitalization - Europe  -- 14.63%
-------------------------------------------------------------------------------
Altana AG                                   6,300   $    314,063         3.99%
Novartis AG                                 8,900        321,784         4.09%
Sanofi-Synthelabo SA                        3,400        253,636         3.22%
Serono SA, Class B                            300        261,946         3.33%
-------------------------------------------------------------------------------
                                                    $  1,151,429        14.63%
-------------------------------------------------------------------------------
Major Capitalization - Far East -- 6.43%
-------------------------------------------------------------------------------
Banyu Pharmaceutical Co., Ltd.              8,000   $    119,084         1.51%
Chugai Pharmaceuticals, Co., Ltd.           8,000         92,763         1.18%
Fujisawa Pharmaceutical Co., Ltd.           8,000        184,427         2.34%
Tanabe Seiyaku Co., Ltd.                   12,400        110,559         1.40%
-------------------------------------------------------------------------------
                                                    $    506,833         6.43%
-------------------------------------------------------------------------------
Major Capitalization - North America -- 34.62%
-------------------------------------------------------------------------------
Abgenix, Inc.(1)                            4,500   $    151,380         1.92%
American Home Products Corp.                5,000        306,800         3.90%
Amgen, Inc.(1)                              5,000        282,200         3.58%
Genentech, Inc.(1)                          4,800        260,400         3.31%
Genzyme Corp.                               4,000        239,440         3.04%
Gilead Sciences, Inc.(1)                    2,600        170,872         2.17%
Immunex Corp.(1)                            6,800        188,428         2.39%
Lilly (Eli) & Co.                           3,200        251,328         3.19%
Pfizer, Inc.                                9,400        374,590         4.76%
Pharmacia Corp.                             6,700        285,755         3.63%
Schering-Plough Corp.                       6,000        214,860         2.73%
-------------------------------------------------------------------------------
                                                    $  2,726,053        34.62%
-------------------------------------------------------------------------------
Specialty Capitalization - Europe -- 1.79%
-------------------------------------------------------------------------------
Actelion Ltd.(1)                            3,000   $    141,006         1.79%
-------------------------------------------------------------------------------
                                                    $    141,006         1.79%
-------------------------------------------------------------------------------
Specialty Capitalization - Far East -- 1.98%
-------------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.             6,000   $    155,725         1.98%
-------------------------------------------------------------------------------
                                                    $    155,725         1.98%
-------------------------------------------------------------------------------
                                                                  PERCENTAGE OF
SECURITY                                  SHARES    VALUE         NET ASSETS
-------------------------------------------------------------------------------

Specialty Capitalization - North America -- 23.47%
-------------------------------------------------------------------------------
Arena Pharmaceuticals, Inc.(1)             14,500   $    174,435         2.21%
ArQule, Inc.(1)                            12,500        212,500         2.70%
Bio-Technology General Corp.(1)            20,000        164,600         2.09%
Caliper Technologies Corp.(1)              10,500        163,905         2.08%
Celera Genomics Group - Applera Corp.(1)    2,700         72,063         0.91%
Compugen Ltd.(1)                           45,500        213,850         2.72%
Enzon, Inc.(1)                              4,800        270,144         3.43%
Incyte Genomics, Inc.(1)                    8,000        156,480         1.99%
Molecular Devices Corp.(1)                  7,000        146,090         1.86%
Sepracor, Inc.(1)                           4,800        273,888         3.48%
-------------------------------------------------------------------------------
                                                    $  1,847,955        23.47%
-------------------------------------------------------------------------------
Total Common Stocks
   (identified cost $6,001,789)                     $  6,529,001
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 6.36%

                                          PRINCIPAL
                                          AMOUNT
                                          (000'S                   PERCENTAGE OF
SECURITY                                  OMITTED)   VALUE         NET ASSETS
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation,
1.51%, 1/2/02                                  501   $    500,979         6.36%
--------------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $500,979)                     $    500,979
--------------------------------------------------------------------------------
Total Investments
   (identified cost $6,502,768)                      $  7,029,980        89.28%
--------------------------------------------------------------------------------
Other Assets, Less Liabilities                       $    843,763        10.72%
--------------------------------------------------------------------------------
Net Assets                                           $  7,873,743       100.00%
--------------------------------------------------------------------------------

 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
----------------------------------------------------
Investments, at value
   (identified cost, $6,502,768)          $7,029,980
Cash                                             482
Foreign currency, at value
   (cost $7,355)                               7,350
Receivable for Fund shares sold            1,180,369
----------------------------------------------------
TOTAL ASSETS                              $8,218,181
----------------------------------------------------

Liabilities
----------------------------------------------------
Payable for investments purchased         $  325,750
Payable to affiliate for service fees          3,447
Accrued expenses                              15,241
----------------------------------------------------
TOTAL LIABILITIES                         $  344,438
----------------------------------------------------
NET ASSETS FOR 679,649 SHARES OF
   BENEFICIAL INTEREST OUTSTANDING        $7,873,743
----------------------------------------------------
Sources of Net Assets
----------------------------------------------------
Paid-in capital                           $7,346,565
Net unrealized appreciation (computed on
   the basis of identified cost)             527,178
----------------------------------------------------
TOTAL                                     $7,873,743
----------------------------------------------------
Net Asset Value, Offering Price and
Redemption Price Per Share
----------------------------------------------------
($7,873,743  DIVIDED BY 679,649 SHARES
   OF BENEFICIAL
   INTEREST OUTSTANDING)                  $    11.59
----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
DECEMBER 31, 2001(1)
Investment Income
--------------------------------------------------
Interest                                  $  9,361
Dividends (net of foreign taxes, $49)        3,184
--------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 12,545
--------------------------------------------------

Expenses
--------------------------------------------------
Investment adviser fee                    $ 13,790
Administration fee                           3,447
Service fees                                 3,447
Custodian and transfer agent fees           22,976
Legal and accounting services                8,400
Miscellaneous                                1,107
--------------------------------------------------
TOTAL EXPENSES                            $ 53,167
--------------------------------------------------

NET INVESTMENT LOSS                       $(40,622)
--------------------------------------------------

Realized and Unrealized
Gain (Loss)
--------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 30,388
   Foreign currency transactions           (13,562)
--------------------------------------------------
NET REALIZED GAIN                         $ 16,826
--------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $527,212
   Foreign currency                            (34)
--------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $527,178
--------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $544,004
--------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $503,382
--------------------------------------------------

 (1) For the period from the start of business, May 1, 2001, to December 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2001(1)
--------------------------------------------------------------
From operations --
   Net investment loss                    $            (40,622)
   Net realized gain                                    16,826
   Net change in unrealized appreciation
      (depreciation)                                   527,178
--------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $            503,382
--------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares           $          7,534,842
   Cost of shares redeemed                            (164,481)
--------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $          7,370,361
--------------------------------------------------------------

NET INCREASE IN NET ASSETS                $          7,873,743
--------------------------------------------------------------

Net Assets
--------------------------------------------------------------
At beginning of period                    $                 --
--------------------------------------------------------------
AT END OF PERIOD                          $          7,873,743
--------------------------------------------------------------

 (1) For the period from the start of business, May 1, 2001, to December 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                  PERIOD ENDED
                                  DECEMBER 31, 2001(1)(2)
---------------------------------------------------------
Net asset value -- Beginning
   of period                              $10.000
---------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------
Net investment loss                       $(0.213)
Net realized and unrealized
   gain                                     1.803
---------------------------------------------------------
TOTAL INCOME FROM OPERATIONS              $ 1.590
---------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                                 $11.590
---------------------------------------------------------

TOTAL RETURN                                15.90%
---------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------
Net assets, end of period
   (000's omitted)                        $ 7,874
Ratios (As a percentage of
   average daily net assets):
   Expenses                                  3.80%(3)
   Net investment loss                      (2.90)%(3)
Portfolio Turnover                              0%(4)
---------------------------------------------------------

 (1)  Net investment loss was computed using average shares outstanding.
 (2) For the peroid from the start of business, May 1, 2001, to December 31, 2001.
 (3)  Annualized.
 (4)  Portfolio turnover is less than 1%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Fund is made available only to separate accounts issued by participating insurance companies. The following is a summary of the significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

   At December 31, 2001, the Fund did not have any undistributed ordinary income or undistributed long-term gains on a tax basis.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For year ended December 31, 2001, $15 credit balances were used to reduce the Fund's custodian fee.

   There were no custodian and transfer agent fees incurred by the Fund for the period May 1, 2001 through July 31, 2001.

 E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate to net operating losses.

3 Shares of Beneficial Interest
-------------------------------------------
   The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. Transactions in Fund shares were as follows:

                                              PERIOD ENDED
                                              DECEMBER 31, 2001(1)
    -----------------------------------------------------------------
    Sales                                                     695,333
    Redemptions                                               (15,684)
    -----------------------------------------------------------------
    NET INCREASE                                              679,649
    -----------------------------------------------------------------

 (1) For the period from the start of business, May 1, 2001, to December 31, 2001.

4 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
-------------------------------------------
   Pursuant to the Advisory Agreement, OrbiMed Advisors, Inc. (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. After May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the period ended December 31, 2001, the fee was equivalent to 1.0% (annualized) of the Fund's average daily net assets and amounted to $13,790.

   Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. EVM earns a monthly fee at the annual rate of 0.25% of average daily net assets. For the period ended December 31, 2001, the administration fee was 0.25% (annualized) of average net assets and amounted to $3,447.

   Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

5 Service Fees
-------------------------------------------
   The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which is equal to 0.25% (annualized) of daily average net assets. Service fees for the period ended December 31, 2001 amounted to $3,447.

6 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Purchases and Sales of Investments
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $6,159,540 and $188,139, respectively, for the period from May 1, 2001 to December 31, 2001.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period ended December 31, 2001.

9 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $6,502,768
    ----------------------------------------------------
    Gross unrealized appreciation             $  623,207
    Gross unrealized depreciation                (95,995)
    ----------------------------------------------------
    NET UNREALIZED APPRECIATION               $  527,212
    ----------------------------------------------------

   The net unrealized depreciation on foreign currency transactions at December 31, 2001, on a federal income tax basis, was $34.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2001

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance VT Worldwide Health Sciences Fund are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

                                                                                             NUMBER OF PORTFOLIOS
                                POSITION(S)          TERM OF                                   IN FUND COMPLEX
       NAME, ADDRESS              WITH THE          OFFICE AND      PRINCIPAL OCCUPATION(S)      OVERSEEN BY
          AND AGE                   FUND        LENGTH OF SERVICE   DURING PAST FIVE YEARS        TRUSTEE***
-----------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz*        Trustee           Trustee Since 2000  President and Chief               163
Age 42                                                              Executive Officer of
The Eaton Vance Building                                            National Financial
255 State Street                                                    Partners (financial
Boston, MA 02109                                                    services company)
                                                                    (since April 1999).
                                                                    President and Chief
                                                                    Operating Officer of
                                                                    John A. Levin & Co.
                                                                    (registered investment
                                                                    advisor) (July 1997 to
                                                                    April 1999). Formerly,
                                                                    Executive Vice
                                                                    President of Smith
                                                                    Barney Mutual Funds
                                                                    (July 1994 to June
                                                                    1997).
James B. Hawkes**             President and     President and       Chairman, President and           167
Age 60                        Trustee           Trustee Since 2000  Chief Executive Officer
The Eaton Vance Building                                            of BMR, Eaton Vance and
255 State Street                                                    their corporate parent
Boston, MA 02109                                                    and trustee (EVC and
                                                                    EV); Vice President of
                                                                    EVD. President or
                                                                    officer of 167 funds
                                                                    managed by Eaton Vance
                                                                    or its affiliates.
-----------------------------------------------------------------------------------------------------------------


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Jessica M. Bibliowicz*
Age 42
The Eaton Vance Building
255 State Street
Boston, MA 02109

James B. Hawkes**             Director of EVC, EV
Age 60                        and EVD.
The Eaton Vance Building
255 State Street
Boston, MA 02109

----------------------------

 * Ms. Bibliowicz is deemed to be an interested person of the Fund because of her affiliation with a brokerage firm.
 ** Mr. Hawkes is deemed to be "interested" by reason of his affiliations with Eaton Vance Management ("EVM") the Fund's investment adviser, and Eaton Vance Corp. ("EVC") a holding company which owns all of the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. (EV) which is a wholly-owned subsidiary of EVC.
 *** Represents both master and feeder funds in various master-feeder structures.

DISINTERESTED DIRECTORS(S)

                                POSITION(S)          TERM OF                                 NUMBER OF PORTFOLIOS
       NAME, ADDRESS              WITH THE          OFFICE AND      PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX
          AND AGE                   FUND        LENGTH OF SERVICE   DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Donald R. Dwight              Trustee           Trustee Since 2000  President of Dwight               167
Age 70                                                              Partners, Inc.
The Eaton Vance Building                                            (corporate relations
255 State Street                                                    and communications
Boston, MA 02109                                                    company).
Samuel L. Hayes, III          Trustee           Trustee Since 2000  Jacob H. Schiff                   167
Age 66                                                              Professor of Investment
The Eaton Vance Building                                            Banking Emeritus,
255 State Street                                                    Harvard University
Boston, MA 02109                                                    Graduate School of
                                                                    Business
                                                                    Administration.


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Donald R. Dwight              Trustee/Director of
Age 70                        the Royce Funds
The Eaton Vance Building      (consisting of 17
255 State Street              portfolios).
Boston, MA 02109
Samuel L. Hayes, III          Director of
Age 66                        Tiffany & Co.
The Eaton Vance Building      Director of
255 State Street              Telect, Inc.
Boston, MA 02109

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

                                POSITION(S)          TERM OF                                 NUMBER OF PORTFOLIOS
       NAME, ADDRESS              WITH THE          OFFICE AND      PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX
          AND AGE                   FUND        LENGTH OF SERVICE   DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Norton H. Reamer              Trustee           Trustee Since 2000  Chairman and Chief                167
Age 66                                                              Operating Officer,
The Eaton Vance Building                                            Hellman, Jordan
255 State Street                                                    Management Co., Inc.
Boston, MA 02109                                                    (an investment
                                                                    management company) and
                                                                    President, Jordan
                                                                    Simmons Capital LLC
                                                                    (manager of energy
                                                                    related investments)
                                                                    (since November 2000).
                                                                    President, Unicorn
                                                                    Corporation (investment
                                                                    and financial advisory
                                                                    services company)
                                                                    (since September 2000).
                                                                    Formerly, Chairman of
                                                                    the Board, United Asset
                                                                    Management Corporation
                                                                    (a holding company
                                                                    owning institutional
                                                                    investment management
                                                                    firms) and Chairman,
                                                                    President and Director,
                                                                    UAM Funds (mutual
                                                                    funds).
Lynn A. Stout                 Trustee           Trustee Since 2000  Professor of Law,                 162
Age 44                                                              University of
The Eaton Vance Building                                            California at Los
255 State Street                                                    Angeles School of Law
Boston, MA 02109                                                    (since July 2001).
                                                                    Formerly, Professor of
                                                                    Law, Georgetown
                                                                    University Law Center
                                                                    (prior to July 2001).
Jack L. Treynor Age 71        Trustee           Trustee Since 2000  Investment Adviser and            164
The Eaton Vance Building                                            Consultant.
255 State Street
Boston, MA 02109


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Norton H. Reamer
Age 66
The Eaton Vance Building
255 State Street
Boston, MA 02109
Lynn A. Stout
Age 44
The Eaton Vance Building
255 State Street
Boston, MA 02109
Jack L. Treynor Age 71
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)          TERM OF                                 NUMBER OF PORTFOLIOS
       NAME, ADDRESS              WITH THE          OFFICE AND      PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX
          AND AGE                   FUND        LENGTH OF SERVICE   DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Thomas P. Huggins             Vice President    Vice President      Vice President since          --
Age 36                                          Since 2000          April, 1997. Officer of
The Eaton Vance Building                                            various investment
255 State Street                                                    companies managed by EV
Boston, MA 02109                                                    and BMR. Formerly a
                                                                    fixed income trader for
                                                                    John Hancock Mutual
                                                                    Funds
Samuel D. Isaly               Vice President    Vice President      Managing Partner of           --
Age 57                                          Since 2000          Orbimed since 1998.
The Eaton Vance Building                                            President of Mehta and
255 State Street                                                    Isaly Management, Inc
Boston, MA 02109                                                    from 1989 to 1998.
Jacob Rees-Mogg               Vice President    Vice President      Director and Portfolio        --
Age 32                                          Since 2000          Manager of Lloyd George
The Eaton Vance Building                                            Management (Europe) Ltd
255 State Street
Boston, MA 02109
Scott H. Page                 Vice President    Vice President      Vice President of Eaton       --
Age 42                                          Since 2000          Vance and BMR. Officer
The Eaton Vance Building                                            of various investment
255 State Street                                                    companies managed by EV
Boston, MA 02109                                                    and BMR


       NAME, ADDRESS          OTHER DIRECTORSHIPS
          AND AGE                     HELD
----------------------------
Thomas P. Huggins                      --
Age 36
The Eaton Vance Building
255 State Street
Boston, MA 02109
Samuel D. Isaly                Director of Orchid
Age 57                            Biosciences
The Eaton Vance Building
255 State Street
Boston, MA 02109
Jacob Rees-Mogg                        --
Age 32
The Eaton Vance Building
255 State Street
Boston, MA 02109
Scott H. Page                          --
Age 42
The Eaton Vance Building
255 State Street
Boston, MA 02109

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)          TERM OF                                 NUMBER OF PORTFOLIOS
       NAME, ADDRESS              WITH THE          OFFICE AND      PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX
          AND AGE                   FUND        LENGTH OF SERVICE   DURING PAST FIVE YEARS   OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Duncan W. Richardson          Vice President    Vice President      Senior Vice President         --
Age 44                                          since 2000          and Chief Equity
The Eaton Vance Building                                            Investment Officer
255 State Street                                                    since 2001. Prior to
Boston, MA 02109                                                    that Mr. Richardson was
                                                                    Senior Vice President
                                                                    of EVM and BMR.
Payson F. Swaffield           Vice President    Vice President      Vice President of Eaton       --
Age 45                                          Since 2000          Vance and BMR. Officer
The Eaton Vance Building                                            of various investment
255 State Street                                                    companies managed by EV
Boston, MA 02109                                                    and BMR.
Michael W. Weilheimer         Vice President    Vice President      Vice President of Eaton       --
Age 40                                          Since 2000          Vance and BMR. Officer
The Eaton Vance Building                                            of various investment
255 State Street                                                    companies managed by EV
Boston, MA 02109                                                    and BMR.
James L. O'Connor             Treasurer         Treasurer Since     Vice President of BMR         --
Age 56                                          2000                and Eaton Vance; Vice
The Eaton Vance Building                                            President of EVD.
255 State Street                                                    Treasurer of 167 funds
Boston, MA 02109                                                    managed by Eaton Vance
                                                                    and its affiliates.
Alan R. Dynner                Secretary         Secretary Since     Vice President,               --
Age 61                                          2000                Secretary and Chief
The Eaton Vance Building                                            Legal Officer of BMR,
255 State Street                                                    Eaton Vance and EVC;
Boston, MA 02109                                                    Vice President,
                                                                    Secretary and Clerk of
                                                                    EVD. Secretary of 167
                                                                    funds managed by Eaton
                                                                    Vance and its
                                                                    affiliates.


       NAME, ADDRESS             OTHER TRUSTEE
          AND AGE                POSITIONS HELD
----------------------------
Duncan W. Richardson                   --
Age 44
The Eaton Vance Building
255 State Street
Boston, MA 02109
Payson F. Swaffield                    --
Age 45
The Eaton Vance Building
255 State Street
Boston, MA 02109
Michael W. Weilheimer                  --
Age 40
The Eaton Vance Building
255 State Street
Boston, MA 02109
James L. O'Connor                      --
Age 56
The Eaton Vance Building
255 State Street
Boston, MA 02109
Alan R. Dynner                         --
Age 61
The Eaton Vance Building
255 State Street
Boston, MA 02109